UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 07/26/2005

C. H. ROBINSON WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8100 Mitchell Road, Eden Prairie, MN 55344

(Address of Principal Executive Offices, Including Zip Code)

952-937-8500

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02. Results of Operations and Financial Condition

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of C.H. Robinson Worldwide, Inc.’s announcement regarding its earnings and results of operations for the second quarter ended June 30, 2005, as presented in a press release issued on July 26, 2005.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1	Press Release, dated July 26, 2005, of C.H. Robinson Worldwide, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: July 26, 2005	By:	/s/ Linda U. Feuss
Linda U. Feuss
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated July 26, 2005, of C.H. Robinson Worldwide, Inc.